UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: March 30, 2005
(Date of earliest event reported)



                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

      Delaware                      333-122307             52-1972128
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(State or other jurisdiction       (Commission           (IRS Employer
of incorporation)                    File No.)         Identification No.)

7430 New Technology Way, Frederick, Maryland                      21703
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Address of principal executive offices                         (Zip Code)


Registrant's Telephone Number, including area code           (301) 846-8881
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On March 30, 2005, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2005-2, Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-R, Class I-A-PO, Class II-A-1, Class II-A-PO, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $946,791,537.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 2005, among the Registrant, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer" or "Wells Fargo Bank") and Wachovia Bank, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2005-2, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, having an aggregate initial principal balance of $4,155,488.34 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.56% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans (the "Mortgage Loans"), other than the Fixed Retained Yield (as defined in the Agreement) with respect to the Mortgage Loans. Some of the Mortgage Loans were originated in connection with the relocation of employees by various corporate employers that participated in the relocation program of Wells Fargo Bank and of the employees of various non-participant employers. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amounts are sufficient therefor.

            An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the "REMIC"). The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-PO, Class II-A-1, Class II-A-PO, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates will be treated as "regular interests" in the REMIC and the Class I-A-R Certificates will be treated as the "residual interest" in the REMIC.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (EX-4) Pooling and Servicing Agreement, dated as of March 30, 2005, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and Wachovia Bank, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                         CORPORATION

March 30, 2005


                                       /s/ Bradley A. Davis
                                       -----------------------------------------
                                           Bradley A. Davis
                                           Vice President

                                INDEX TO EXHIBITS
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                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

(EX-4)                    Pooling and Servicing                        E
                          Agreement, dated as of March 30, 2005,
                          among Wells Fargo Asset Securities
                          Corporation, Wells Fargo Bank,
                          N.A. and Wachovia Bank, National
                          Association, as trustee.